Exhibit 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:

Fremont General Corporation

Debtor

CHAPTER 11 (BUSINESS)

Case Number:	8:08-bk-13421

Operating Report Number:	7

For the Month Ending:	31-Dec-08

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT — MASTER DEMAND ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS (1)			9,785,894

2. LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			9,764,116

3. BEGINNING BALANCE:			21,779

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing		—

Accounts Receivable — Pre-filing		—

General Sales		—

Other (Specify)	Transfers from Money Market Acct	880,000

Other (Specify)	Refund for Subsidiary	861

Other (Specify)	Vendor Refunds	5,789

Other (Specify)	State Tax Refund	566

TOTAL RECEIPTS THIS PERIOD:			887,216

5. BALANCE:			908,996

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)			—

Disbursements (from page 2)			904,517

7. ENDING BALANCE:			4,479

8. General Account Number(s):		Well Fargo # xxxxxx1638 (2)

Depository Name & Location:		Wells Fargo Bank — Pasadena Commercial Banking

		350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Notes

(1)	Receipts reflected in Master Demand Account include collections prior to the petition date.

(2)	Where indicated by an “x” throughout the MOR, the applicable digit has been hidden to prevent theft or other unauthorized access to the account. The information will be available to parties in interest upon reasonable request.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transferred	Disbursed	Amount
12/3/2008	wire	David S. Depillo	Director fees		$5,833	$5,833
12/3/2008	wire	John Charles Loring	Director fees		5,833	5,833
12/3/2008	wire	Mark Schaffer	Director fees		5,833	5,833
12/3/2008	wire	Robert Shackleton	Director fees		5,833	5,833
12/3/2008	wire	Barney Northcote	Director fees		5,833	5,833
12/3/2008	wire	CRG Partners Group LLC	Professional fees		12,600	12,600
12/3/2008	6000000381	Iron Mountain Records Mgmt Inc	A/P vendor payments		1,444	1,444
12/3/2008	6000000382	Iron Mountain Records Mgmt Inc	A/P vendor payments		911	911
12/3/2008	6000000383	LA Fine Arts	A/P vendor payments		330	330
12/3/2008	6000000384	Stephen H. Gordon	Director fees		5,833	5,833
12/10/2008	wire	Bowne of Los Angeles Inc	A/P vendor payments		700	700
12/10/2008	wire	FTI Consulting	Professional fees		129,180	129,180
12/10/2008	wire	Stutman, Treister, and Glatt PC	Professional fees		131,003	131,003
12/10/2008	wire	Patton Boggs LLP	Professional fees		200,327	200,327
12/17/2008	wire	CRG Partners Group LLC	Professional fees		2,736	2,736
12/17/2008	wire	Solon Group, Inc.	Professional fees		12,220	12,220
12/17/2008	wire	Weiland, Golden, Smiley, Wang, Ekvall, and Strok LLP	Professional fees		12,822	12,822
12/17/2008	wire	Klee, Tuchin, Bogdanoff & Stern LLP	Professional fees		50,099	50,099
12/17/2008	6000000385	Mellon Investor Services LLC	A/P vendor payments		5,241	5,241
12/18/2008	wire	PR Newswire Association Llc	A/P vendor payments		1,562	1,562
12/22/2008	wire	Wells Fargo	Client Analysis Service Charge		2,569	2,569
12/24/2008	wire	Bowne of Los Angeles Inc	A/P vendor payments		700	700
12/24/2008	wire	Thomson Financial	A/P vendor payments		7,685	7,685
12/24/2008	wire	FTI Consulting	Professional fees		69,853	69,853
12/24/2008	wire	Stutman, Treister, and Glatt PC	Professional fees		108,078	108,078
12/24/2008	wire	Patton Boggs LLP	Professional fees		118,517	118,517
12/31/2008	6000000386	Iron Mountain Records Mgmt Inc	A/P vendor payments		938	938
						—

			TOTAL DISBURSEMENTS THIS PERIOD:	$—	$904,517	$904,517

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	12/31/2008	Balance on Statement:	$5,416

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			$ —

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
6000000386	12/31/2008	938

TOTAL OUTSTANDING CHECKS:			$938

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$4,479

I. CASH RECEIPTS AND DISBURSEMENTS
B. (COMMERCIAL MONEY MARKET ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR REPORTS	31,706,978

2. LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR REPORTS	2,876,942

3. BEGINNING BALANCE:	28,830,035

4. RECEIPTS DURING CURRENT PERIOD:
Transferred from General Account

Transferred from Overnight Investment Account

Interest Income	5,710

TOTAL RECEIPTS THIS PERIOD:	5,710

5. BALANCE:	28,835,745

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 5)	880,000

Disbursements (from page 5)	1,729

7. ENDING BALANCE:	27,954,016

8. COMMERCIAL MONEY MARKET ACCOUNT Number(s):	xxxxxx8097

Depository Name & Location:	Wells Fargo Bank - Pasadena Commercial Banking

350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

TOTAL DISBURSEMENTS FROM COMMERCIAL MONEY MARKET ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee	Purpose	Transferred	Disbursed	Amount
12/3/2008	wire	Fremont General Corporation	Bank account transfer	$34,000		$34,000
12/10/2008	wire	Fremont General Corporation	Bank account transfer	455,000		455,000
12/17/2008	wire	Fremont General Corporation	Bank account transfer	82,000		82,000
12/22/2008	wire	Wells Fargo	Client Analysis Service Charge		1,729	1,729
12/24/2008	wire	Fremont General Corporation	Bank account transfer	309,000		309,000

			TOTAL DISBURSEMENTS THIS PERIOD:	$880,000	$1,729	$881,729

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COMMERCIAL MONEY MARKET ACCOUNT
BANK RECONCILIATION

Bank statement Date:	12/31/2008	Balance on Statement:	$27,954,016

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$27,954,016

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

	Frequency of Payments		Post-Petition payments
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	not made (Number)	Total Due

—	—	—	—	—

			TOTAL DUE:	—

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:	December 2008
		Gross Sales Subject to Sales Tax:	—

		Total Wages Paid:	—

		Total Post-Petition		Date Delinquent
		Amounts Owing	Amount Delinquent	Amount Due
	Federal Withholding	—	—	N/A
	State Withholding	—	—	N/A
	FICA— Employer’s Share	—	—	N/A
	FICA— Employee’s Share	—	—	N/A
	Federal Unemployment	—	—	N/A
	Sales and Use	—	—	N/A
	Real Property	—	—	N/A
Other:

	TOTAL:	—	—

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:		12/31/2008
(Provide a copy of monthly account statements for each of the below)

		General Account:		4,479

		Money Market Account:		27,954,016

		Payroll Account:	(1)	N/A

Other Accounts:

Other Monies:

		Petty Cash (from below):		—

TOTAL CASH AVAILABLE:					27,958,495

Petty Cash Transactions:
Date	Purpose			Amount

TOTAL PETTY CASH TRANSACTIONS:				N/A	—

(1)	The Debtor’s payroll account has been closed.

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	4,974	—	—

31 - 60 days	3,483	—	—

61 - 90 days			—

91 - 120 days	15,000		—

Over 120 days	6,273	119,361

TOTAL:	29,730	119,361	—

V. INSURANCE COVERAGE

			Policy Expiration	Premium Paid
Name of Carrier	Insurance Type	Amount of Coverage	Date	Through (Date)
XL Specialty	Directors & Officers	15,000,000	1/01/08-1/01/09	1/1/09
Continental Casualty	Excess D&O	15,000,000	1/01/08-1/01/09	1/1/09
U.S. Specialty	Excess D&O	15,000,000	1/01/08-1/01/09	1/1/09
RSUI Indemnity	Excess D&O	15,000,000	1/01/08-1/01/09	1/1/09
Allied World Natl	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
U.S. Specialty	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Liberty Mutual	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Navigators Ins.	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Westchester Surplus	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Platte River	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Scottsdale Ins.	Excess D&O	5,000,000	1/01/08-1/01/09	1/1/09
XL Specialty	Run-off D&O	20,000,000	1/01/07-1/01/14	1/1/14
Continental Casualty	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
RSUI Indemnity	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
New Mkts Undrwrtr	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Platte River	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
St. Paul Mercury	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Liberty Mutual	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Columbia Casualty	Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09
XL Specialty	Excess Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09
U.S. Specialty	Excess Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09
Navigators Ins.	Excess Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09
Allied World Natl	Excess Fiduciary Liability	5,000,000	1/01/08-1/01/09	1/1/09
Westchester Surplus	Excess Fiduciary Liability	5,000,000	1/01/08-1/01/09	1/1/09
XL Specialty	Run-off Fiduciary	15,000,000	1/01/07-1/01/14	1/1/14
Capital Indemnity	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Houston Casualty	Run-off Fiduciary	5,000,000	1/01/07-1/01/14	1/1/14
National Union Fire	Crime Coverage	10,000,000	1/01/08-1/01/09	1/1/09
Zurich American	Excess Crime Coverage	20,000,000	1/01/08-1/01/09	1/1/09
Continental Ins.	Excess Crime Coverage	30,000,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Errors & Omissions	5,000,000	1/01/08-1/01/09	1/1/09
U.S. Specialty	Excess E&O	5,000,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Commercial Automobile	1,000,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Group Personal Umbrella	500,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Commercial Excess and Umbrella	15,000,000	1/01/08-1/01/09	1/1/09
Great American	Excess Umbrella	35,000,000	1/01/08-1/01/09	1/1/09
Fireman’s Fund	Excess Umbrella	25,000,000	1/01/08-1/01/09	1/1/09
American Guarantee	Excess Umbrella	15,000,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Commercial Package	43,351,906	1/01/08-1/01/09	1/1/09
Crum & Forster	Workers Compensation	1,000,000	1/01/08-1/01/09	1/1/09

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending	Total Disbursements				Quarterly Fees Still
(Date)	(during Quarter)	Quarterly Fees	Date Paid	Amount Paid	Owing
June 30, 2008	0	325	22-Aug-2008	325	—
June 30, 2008	0	1	1-Oct-2008	1	—
September 30, 2008	851,493	4,875	19-Nov-2008	4,875	—
December 31, 2008	3,817,827	10,400			10,400
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—

		15,601		5,201	10,400

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order Authorizing		Gross Compensation
Name of Insider	Compensation	Authorized Gross Compensation	Paid During the Month

No compensation disbursements made to insiders during the period.

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

	Date of Order Authorizing		Amount Paid During the
Name of Insider	Compensation	Description	Month
Robert Shackleton	9/29/08	Director fees	5,833
Mark Schaffer	9/29/08	Director fees	5,833
John Charles Loring	9/29/08	Director fees	5,833
Barney Northcote	9/29/08	Director fees	5,833
David S. Depillo	9/29/08	Director fees	5,833
Stephen H. Gordon	9/29/08	Director fees	5,833

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
	12/31/2008	6/19/08-12/31/08
Sales/Revenue:
Net Sales/Revenue	$—	$—

Cost of Goods Sold:
Cost of Goods Sold (COGS)	—	—

Gross Profit	—	—

Other Operating Income (Itemize)	—	—

Operating Expenses:

Payroll - Insiders	—	—

Compensation- regular (intercompany allocation)	103,748	1,056,777

Compensation- group insurance	—	—

Compensation- 401(k)/ESOP/Incentive	629	(1,727,320)

Occupancy	1,473	493,790

Payroll Taxes	—	—

Other Taxes (Itemize)	—	—

Information systems	1,631	19,367

Advertising and promotion		23,635

Telecom	—	2,932

Travel		711

Printing and supplies	700	13,703

Postage		(29,156)

All other	51,334	247,334

Depreciation and Amortization	2,126	14,414

Rent Expense - Real Property	—	—

Lease Expense - Personal Property	—	—

Insurance	204,785	1,044,722

Miscellaneous Operating Expenses (Itemize)	—	—

Total Operating Expenses	366,426	1,160,909

Net Gain/(Loss) from Operations	(366,426)	(1,160,909)

Non-Operating Income:
Interest Income	5,734	200,303

Net Gain on Sale of Assets (Itemize)	—	—

Other - Equity in Earnings of Subsidiaries	47,385,587	173,453,530

Other (Itemize) — SERP	—	(75,276)

Total Non-Operating income	47,391,321	173,578,557

Non-Operating Expenses:
Interest Expense (1)	23,914	153,050

Legal and Professional (Itemize) (2)	722,566	5,097,315

Other (Itemize)	—	—

Total Non-Operating Expenses	746,480	5,250,365

NET INCOME/(LOSS)	$46,278,415	$167,167,283

Notes:

(1)	Represents amortization of capitalized debt issuance costs.

(2)	Represents professional fee accruals (estimates) by the Debtor for financial statement (GAAP) purposes.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:

Unrestricted Cash	$27,958,495

Accounts Receivable	119,361

Intercompany Receivable	2,613,822

Prepaid Expenses	3,053,325

Other (Itemize) - SERP / EBP Accounts & Other Benefit Accounts	11,754,561

Other (Itemize) - Investment - FG Financing	3,092,777

Total Current Assets		48,592,341

Property, Plant, and Equipment	287,014

Accumulated Depreciation/Depletion	(114,888)

Net Property, Plant, and Equipment		172,126

Other Assets (Net of Amortization):

Other (Itemize) — GSOP Merrill Lynch Acct. xxx-37M01	14,886

Investment in Subsidiary	458,036,555

Total Other Assets		458,051,441

TOTAL ASSETS		$506,815,908

LIABILITIES

Post-petition Liabilities:

Accounts Payable	29,730

Accruals (1)	4,413,540

Taxes Payable	—

Professional fees	—

Accrued Interest Payable	—

Other	933,948

Total Post-petition Liabilities		5,377,218

Pre-petition Liabilities / Liabilities Subject to Compromise:

Priority Liabilities	—

Unsecured Liabilities (1)	341,578,368

Total Pre-petition Liabilities		341,578,368

TOTAL LIABILITIES		346,955,586

EQUITY:
Pre-petition Owners’ Equity	(17,544,686)

Post-petition Profit/(Loss)	167,167,283

Direct Charges to Equity	10,237,725

TOTAL EQUITY		159,860,322

TOTAL LIABILITIES & EQUITY		$506,815,908

Notes:

(1)	Includes accruals (estimates) by the Debtor for financial statement presentation (GAAP) purposes.

XI. QUESTIONNAIRE

		No	Yes

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	X

		No	Yes

2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	X

3.	State what progress was made during the reporting period toward filing a plan of reorganization.
There is currently no update on the Debtor’s plan of reorganization.

4.	Describe potential future developments which may have a significant impact on the case:
None

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

	See Order Granting Motion For Relief From Automatic Stay (Movant: Alan W. Faigin) filed and entered on December 24, 2008 [Docket No. 395].	No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	X

I,	Thea Stuedli, Chief Financial Officer of Fremont General Corporation declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.